Exhibit 99.1

CHARLOTTE RUSSE HOLDING REPORTS FISCAL 2009 SECOND QUARTER AND

SIX MONTH FINANCIAL RESULTS

Achieves Second Quarter 2009 Non-GAAP Earnings Per Diluted Share of $0.04

SAN DIEGO, April 16, 2009 - Charlotte Russe Holding, Inc. (Nasdaq: CHIC) today announced financial results for the second quarter and six months ended March 28, 2009.

Second quarter fiscal 2009 net sales increased 3.3% to $191.2 million, compared to $185.1 million in the second quarter of fiscal 2008. Comparable store sales for the period decreased 8.0%. Net loss for the 2009 second quarter was $0.8 million, or $0.04 per diluted share compared to net income of $4.2 million, or $0.17 per diluted share for the same period in 2008. In the second quarter of fiscal 2009, the Company recorded cash charges of $1.5 million for expenses related to proxy solicitation, management transition and severance, as well as costs related to the review of strategic alternatives and subsequent sale process. The Company also recorded a non-cash charge of $1.6 million for store impairment. Diluted earnings per share, excluding the aforementioned expenses, were $0.04. At quarter-end, comparable store inventories were down 18.4%. The Company opened one new store during the period.

Net sales for the six month period ended March 28, 2009 were $431.9 million compared to $423.3 million in the same period of fiscal 2008. Comparable store sales for the period decreased 8.6%. Net loss for the first six months of fiscal 2009 was $3.7 million, or $0.18 per diluted share compared to net income of $18.2 million, or $0.73 per diluted share, in the year ago period. In the first six months of fiscal 2009, the Company recorded cash charges of $3.8 million for expenses related to proxy solicitation, management transition and severance, as well as costs related to the review of strategic alternatives and subsequent sale process. The Company also recorded a non-cash charge of $1.6 million for store impairment. Diluted loss per share, excluding the aforementioned expenses, was $0.03.

At March 28, 2009, the Company had $51 million in cash and no long-term debt. Cash flow from operations in the first six months of fiscal 2009 totaled $17.7 million.

	Second Quarter Ended		Six Months Ended
(in thousands, except per share data)	March 28, 2009	March 29, 2008	March 28, 2009	March 29, 2008
Net sales	$191,224	$185,076	$431,906	$423,295
GAAP net (loss) income	$(820)	$4,240	$(3,731)	$18,234
GAAP net (loss) income per share:
Basic	$(0.04)	$0.17	$(0.18)	$0.73
Diluted	$(0.04)	$0.17	$(0.18)	$0.73
Non-GAAP net (loss) income (1)	$838	$4,885	$(541)	$18,771
Non-GAAP net (loss) income per share:
Basic	$0.04	$0.20	$(0.03)	$0.75
Diluted	$0.04	$0.19	$(0.03)	$0.75

(1)	Please refer to the financial statements portion of this press release for an explanation of the non-GAAP financial measures contained in the table above and a reconciliation of such measures to the comparable GAAP financial measures.

“Our results for the second quarter reflect our aggressive actions to reduce inventories, limit our promotional activity and lower expenses,” said John D. Goodman, Chief Executive Officer. “This drove better than anticipated gross margin performance and resulted in non-GAAP diluted earnings per share significantly above our previous financial guidance.”

Mr. Goodman continued, “We are encouraged by the progress we have made toward transforming Charlotte Russe into a top-tier specialty retailer. We are enhancing our merchandise assortments, delivering a more cohesive and compelling presentation in stores, providing an engaging shopping experience for the customer and supporting our brand positioning with aspirational marketing. As we continue to execute on our strategic and operational initiatives, we believe our efforts will strengthen our competitive position, enabling Charlotte Russe to capture a greater share of the fast fashion market over the long-term.

“While we are encouraged by the progress we are making, we recognize the environment makes our task particularly challenging. We are remaining focused on our core strategies and are committed to maintaining financial discipline. We expect to build momentum in the coming quarters and look forward to generating further improvement during the remainder of the year. We’re in a strong financial position, with $51 million of cash and no debt, affording us the financial flexibility to pursue our plans and create long-term shareholder value.”

Outlook

For the third quarter of fiscal 2009, the Company expects comparable store sales to be in the negative low-single to positive low-single digit range versus a comparable store sales decline of 6.5% in the third quarter of fiscal 2008. Non-GAAP diluted earnings per share are expected to be in the range of $0.17 to $0.27, exclusive of anticipated charges related to proxy solicitation, management transition and severance, as well as the review of strategic alternatives and subsequent sale process. This compares to diluted earnings per share of $0.31 in the prior year period.

Conference Call Information

A conference call to discuss 2009 second quarter results is scheduled for today, Thursday, April 16, 2009, at 1:30 p.m. Pacific Time (4:30 Eastern Time). The call will be hosted by John Goodman, Chief Executive Officer, Emilia Fabricant, President and Chief Merchandising Officer, and Fred Silny, Chief Financial Officer. To access the call, please dial (888) 841-5034 approximately ten minutes prior to the start of the call. The conference call will also be webcast live and archived at www.charlotterusse.com. A telephone replay of this call will be available until April 23, 2009, and can be accessed by dialing (800) 642-1687 and entering code 89467054.

About Charlotte Russe

Charlotte Russe Holding, Inc. is a mall-based specialty retailer of fashionable, value-priced apparel and accessories targeting young women in their teens and twenties. As of March 28, 2009, the Company operated 496 stores in 45 states and Puerto Rico. For more information about the Company, please visit http://www.charlotterusse.com.

IMPORTANT INFORMATION: Charlotte Russe Holding, Inc. filed a definitive proxy statement with the U.S. Securities and Exchange Commission on March 23, 2009 relating to Charlotte Russe’s solicitation of proxies from the stockholders of Charlotte Russe with respect to the Charlotte Russe 2009 annual meeting of stockholders. Charlotte Russe and its directors and certain of its officers and other employees may be deemed to be participants in the solicitation of proxies for the 2009 annual meeting. The proxy statement contains detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Charlotte Russe’s stockholders. Charlotte Russe has filed a proxy statement and other relevant documents, including a white proxy card. CHARLOTTE RUSSE

ADVISES SECURITY HOLDERS TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN AND WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Charlotte Russe’s proxy statement and other relevant documents may be obtained without charge from the SEC’s website at www.sec.gov and from Charlotte Russe at www.charlotterusse.com. You may also obtain a free copy of Charlotte Russe’s definitive proxy statement by writing to the Corporate Secretary at 4645 Morena Boulevard, San Diego, California 92117.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Except for the historical information contained herein, this press release contains forward-looking statements. Such statements include, but are not limited to, projections of the Company’s third quarter financial results, as well as the impact of the Company’s business strategies, including future growth, customer penetration and value creation. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that the Company will not achieve anticipated financial results or comparable store sales increases, the Company will not be able to execute its new strategic plan as intended, the Company will not open new Charlotte Russe stores or remodel existing stores in the numbers or on the schedule anticipated, general and regional economic conditions, industry trends, consumer demands and preferences, competition from other retailers and uncertainties generally associated with women’s apparel and accessory retailing. A complete description of these factors, as well as others that could affect the Company’s business, is set forth in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission.

CHARLOTTE RUSSE HOLDING, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in 000's, except per share data)

(unaudited)

	Second Quarter Ended		Six Months Ended
	March 28, 2009	March 29, 2008	March 28, 2009	March 29, 2008
Net Sales	$191,224	$185,076	$431,906	$423,295
Cost of goods sold	145,901	138,678	336,530	309,711

Gross profit	45,323	46,398	95,376	113,584
Selling, general & administrative expenses	46,951	41,932	101,879	86,980

Operating (loss) income	(1,628)	4,466	(6,503)	26,604
Interest income, net	82	1,060	239	2,014

(Loss) income before income taxes	(1,546)	5,526	(6,264)	28,618
Income tax (benefit) expense	(726)	1,286	(2,533)	10,384

Net (loss) income	$(820)	$4,240	$(3,731)	$18,234

(Loss) income per share—basic:
(Loss) income per basic share	$(0.04)	$0.17	$(0.18)	$0.73

(Loss) income per share—diluted:
(Loss) income per diluted share	$(0.04)	$0.17	$(0.18)	$0.73

Basic weighted average shares outstanding	20,925	24,909	20,908	24,898

Diluted weighted average shares outstanding	20,925	25,086	20,908	25,051

CHARLOTTE RUSSE HOLDING, INC.

RECONCILIATION OF GAAP TO NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in 000's, except per share data)

(unaudited)

	Second Quarter Ended
	March 28, 2009			March 29, 2008
	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)
Net Sales	$191,224	$—	$191,224	$185,076		$185,076
Cost of goods sold	145,901	(52)	145,849	138,678		138,678

Gross profit	45,323	52	45,375	46,398		46,398
Selling, general & administrative expenses	46,951	(3,075)	43,876	41,932	(840)	41,092

Operating (loss) income	(1,628)	3,127	1,499	4,466	840	5,306
Interest income, net	82	—	82	1,060	—	1,060

(Loss) income before income taxes	(1,546)	3,127	1,581	5,526	840	6,366
Income tax (benefit) expense	(726)	1,469	743	1,286	195	1,481

Net (loss) income	$(820)	$1,658	$838	$4,240	$645	$4,885

(Loss) income per share—basic:
(Loss) income per basic share	$(0.04)		$0.04	$0.17		$0.20

(Loss) income per share—diluted:
(Loss) income per diluted share	$(0.04)		$0.04	$0.17		$0.19

Basic weighted average shares outstanding	20,925		20,925	24,909		24,909
Diluted weighted average shares outstanding	20,925		21,172	25,086		25,086

(1)	In the second quarter of fiscal 2009, the Company recorded cash charges of $1.5 million related to expenses for proxy solicitation, management transition and severance, as well as costs associated with the review of strategic alternatives and subsequent sale process, and a non-cash charge of $1.6 million for store impairment. In the second quarter of fiscal 2008, the Company recorded a non-cash charge for store impairment. An adjustment has also been reflected for the related tax impact.

(2)	This earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes presenting its 2009 results excluding expenses for proxy solicitation, management transition and severance, as well as costs associated with the review of strategic alternatives and subsequent sale process, and a non-cash charge for store impairment, which is on a non-GAAP basis, provides useful additional information to investors. The Company believes that the exclusion of such amounts facilitates the comparability of the Company’s results from period to period and provides a basis for comparing current results against future results by eliminating amounts that it believes are not comparable between periods. The Company will use its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s Board of Directors and others. These non-GAAP measures should be considered in addition to, not as a substitute for, measures of financial performance prepared in accordance with GAAP.

CHARLOTTE RUSSE HOLDING, INC.

RECONCILIATION OF GAAP TO NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in 000's, except per share data)

(unaudited)

	Six Months Ended
	March 28, 2009			March 29, 2008
	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)	As Reported (GAAP)	Adjustments (1)(2)	Adjusted (non-GAAP) (1)(2)
Net Sales	$431,906	$—	$431,906	$423,295		$423,295
Cost of goods sold	336,530	(52)	336,478	309,711		309,711

Gross profit	95,376	52	95,428	113,584		113,584
Selling, general & administrative expenses	101,879	(5,304)	96,575	86,980	(840)	86,140

Operating (loss) income	(6,503)	5,356	(1,147)	26,604	840	27,444
Interest income, net	239	—	239	2,014		2,014

(Loss) income before income taxes	(6,264)	5,356	(908)	28,618	840	29,458
Income tax (benefit) expense	(2,533)	2,166	(367)	10,384	303	10,687

Net (loss) income	$(3,731)	$3,190	$(541)	$18,234	$537	$18,771

(Loss) income per share—basic:
(Loss) income per basic share	$(0.18)		$(0.03)	$0.73		$0.75

(Loss) income per share—diluted:
(Loss) income per diluted share	$(0.18)		$(0.03)	$0.73		$0.75

Basic weighted average shares outstanding	20,908		20,908	24,898		24,898
Diluted weighted average shares outstanding	20,908		20,908	25,051		25,051

(1)	In the first half of fiscal 2009, the Company recorded cash charges of $3.8 million related to expenses for proxy solicitation, management transition and severance, as well as costs associated with the review of strategic alternatives and subsequent sale process, and a non-cash charge of $1.6 million for store impairment. In the first half of fiscal 2008, the Company recorded a non-cash charge for store impairment. An adjustment has also been reflected for the related tax impact.

(2)	This earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes presenting its 2009 results excluding expenses for proxy solicitation, management transition and severance, as well as costs associated with the review of strategic alternatives and subsequent sale process, and a non-cash charge for store impairment, which is on a non-GAAP basis, provides useful additional information to investors. The Company believes that the exclusion of such amounts facilitates the comparability of the Company’s results from period to period and provides a basis for comparing current results against future results by eliminating amounts that it believes are not comparable between periods. The Company will use its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s Board of Directors and others. These non-GAAP measures should be considered in addition to, not as a substitute for, measures of financial performance prepared in accordance with GAAP.

CHARLOTTE RUSSE HOLDING, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(amounts in 000's)

(unaudited)

	March 28, 2009	March 29, 2008
ASSETS
Cash and cash equivalents	$51,259	$125,324
Inventories	48,659	53,241
Landlord allowances receivable	1,043	5,978
Prepaid rent expense	—	174
Other current assets	14,100	4,283
Deferred tax assets	7,479	6,380

Total current assets	122,540	195,380
Fixed assets, net	212,124	213,587
Goodwill	28,790	28,790
Other assets	823	1,043
Deferred taxes	3,267	1,340

Total assets	$367,544	$440,140

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable, trade	$35,119	$36,100
Accounts payable, other	4,450	6,839
Accrued payroll and related expense	6,891	7,452
Income and sales taxes payable	2,741	3,820
Other current liabilities	10,957	10,724

Total current liabilities	60,158	64,935
Deferred rent	115,449	107,210
Other liabilities	1,490	762

Total liabilities	177,097	172,907
Total stockholders’ equity	190,447	267,233

Total liabilities and stockholders’ equity	$367,544	$440,140

Contact:

Investors:

Christine	Greany

The Consumer Group, LLC

+1-858-523-1732

Media:

Stephanie Pillersdorf / Kara Findlay

Sard	Verbinnen & Co.
+1-212-687-8080

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